EXHIBIT 10.2 - SECOND AMENDMENT TO AU CONSOLIDATED AGREEMENT

                    SECOND AMENDMENT TO LETTER OF INTENT AND
                 FIRST AMENDMENT TO MINERAL LEASE - PRIVATE LAND

      THIS SECOND AMENDMENT TO LETTER OF INTENT AND FIRST AMENDMENT TO MINERAL LEASE - PRIVATE LAND (the "Second Amendment") is made and entered into as of this the 1st day of April, 1998 by and among Au Consolidated, Inc. ("Lessor"), Cochise Mining Corporation ("Lessee") and LS Capital Corporation ("LS Capital").

                                    Recitals

         WHEREAS, Lessor, Lessee and LS Capital entered into a Letter of Intent (the "Letter of Intent") dated November 20, 1997 regarding the lease by Lessor to Lessee of certain mineral rights on certain land under the control of Lessor;

         WHEREAS, Section 1(c) of the Letter of Intent requires Lessee to pa to Lessor the amount of $54,000.00 on or about April 1, 1998;

         WHEREAS, Lessor and Lessee entered into a Mineral Lease - Private Land (the "Lease Agreement") dated January 1, 1998 to implement the lease of mineral rights provided for by the Letter of Intent;

         WHEREAS, Section 2b(iii) of the Lease Agreement also requires Lessee to pay to Lessor on or about April 1, 1998 the $54,000.00 amount required by the Letter of Intent;

         WHEREAS, Lessor and Lessee have agreed to defer Lessee's obligation to remit the $54,000.00 payment otherwise due on April 1, 1998 pursuant to Section 1(c) of the Letter of Intent and Section 2b(iii) of the Lease Agreement (the "April Payment"); and

         WHEREAS, all of the parties named above desire to enter into the agreements contained herein and to amend the Letter of Intent and the Lease Agreement upon the terms, provisions and conditions set forth hereinafter;

                                    Agreement

         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the undersigned parties to amend the Letter of Intent and the Lease Agreement, the undersigned parties agree as follows:

         1. Amendments to the Letter of Intent and Lease Agreement. Lessor and Lessee hereby agree that, notwithstanding anything else contained in the Letter of Intent or the Lease Agreement or any amendment to either, the April Payment shall not be due until June 1, 1998.

         2. Miscellaneous. Except as otherwise expressly provided herein, the Letter of Intent and the Lease Agreement are not amended, modified or affected by this Second Amendment. Except as expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Letter of Intent and the Lease Agreement are herein ratified and confirmed and shall remain in full force and effect. On and after the date on which this Second Amendment becomes effective, the terms, "Letter of Intent," "hereof," "herein," "hereunder" and terms of like import, when used in the Letter of Intent shall, except where the context otherwise requires, refer to the Letter of Intent, as amended by this Second Amendment, and the terms, "Lease," "hereof," "herein," "hereunder" and terms of like import, when used in the Lease Agreement shall, except where the context otherwise requires, refer to the Lease Agreement, as amended by this Second Amendment. This Second Amendment may be executed into one or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have set their hands hereunto effective as of the first date written above.

LS CAPITAL CORPORATION,                     COCHISE MINING CORPORATION.
a Delaware corporation                      a Delaware corporation


By:  /s/ Paul J. Montle                     By: /s/Paul J. Montle
         Paul J. Montle, President          Paul J. Montle, Vice President

AU CONSOLIDATED, INC.


By   /s/ William F. Doran

Name: William F. Doran

Title:   Attorney in fact

AU CONSOLIDATED, INC.


By     /s/ Frank Cobb
         Frank Cobb

ITS:     President